AMENDMENT NO. 5 TO CREDIT AGREEMENT


    AMENDMENT, dated as of August 3, 1995 to the Credit
Agreement dated as of September 30, 1992 and effective as of December 18, 1992, as amended on April 30, 1993, October 5, 1993, August 15, 1994 and April 1, 1995 (the "Agreement") between THE INTERPUBLIC GROUP OF COMPANIES, INC. (the "Borrower") and THE BANK OF NEW YORK (the "Bank").

    The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

    1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement and in each of the documents relating to the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

    2.   AMENDMENTS.

         A.   The definition of "Cash Flow" set forth in Section
              1.1 of the Agreement is hereby amended to read in its entirety as follows:

              "Cash Flow" means the sum of net income of the Borrower and its Consolidated Subsidiaries (plus any amount by which net income has been reduced by reason of the recognition of post-retirement and post-employment benefit costs prior to the period in which such benefits are paid), depreciation expenses, amortization costs and changes in deferred taxes, PROVIDED that such sum shall not be adjusted for any increase or decrease in deferred taxes resulting from Quest & Associates, Inc., a Subsidiary of the Borrower, investing in a
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              portfolio of computer equipment leases (it being
              further understood that such increase or decrease in deferred taxes relating to such investment shall not exceed $25,000,000).

         B. Section 6.8 of the Agreement is hereby amended to read in its entirety as follows:

              "Consolidated Net Worth will at no time be less than $550,000,000 plus 25% of the consolidated net income of the Borrower at the end of each fiscal quarter for each fiscal year commencing after the fiscal year ending December 31, 1994."

         C. Section 6.9 of the Agreement is hereby amended to add a new section (k) as follows:

              "(k) any Lien(s) on any asset of Quest &
              Associates, Inc., a Subsidiary of Borrower, created in connection with the August 1995 investment by Quest & Associates, Inc. in a portfolio of computer equipment leases; and".

              Additionally, the word "and" shall be deleted from
              section 6.9 (j) and section 6.9(k) shall be retitled '6.9(l)".

    3. AGREEMENT AS AMENDED. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

    4. GOVERNING LAW. This Amendment, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

    5. SEVERABILITY. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
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    6.   COUNTERPARTS.  This Amendment may be executed in any
         number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                  THE INTERPUBLIC GROUP OF
                                  COMPANIES, INC.

                                  By: ALAN M. FORSTER
                                      ALAN M. FORSTER
                                      Vice President & Treasurer

                                  THE BANK OF NEW YORK

                                  By: HOWARD F. BASCOM, JR.
                                      HOWARD F. BASCOM, JR.
                                      Vice President
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